UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 8, 2010

CYBERDEFENDER CORPORATION
(Exact name of Company as specified in Charter)

Delaware	333-138430	65-1205833
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

617 West 7th Street, Suite 1000
Los Angeles, California 90017
 (Address of Principal Executive Offices)

213-689-8631
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2 below).

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 2.02	Results of Operations and Financial Condition

On November 8, 2010, CyberDefender Corporation (“the Company”) issued a public announcement of the results of the Company’s operations for the quarter ended September 30, 2010.  The full text of the public announcement is attached as an exhibit to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

Exhibit 99.             Public Announcement dated November 8, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 8, 2010

CYBERDEFENDER CORPORATION

By:	/s/ Kevin Harris
Kevin Harris, Chief Financial Officer